UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2025

CONCENTRA GROUP HOLDINGS PARENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

001-42188

(Commission File Number)

Delaware	30-1006613
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5080 Spectrum Drive, Suite 1200W

Addison, TX, 75001

(Address of principal executive offices) (Zip code)

(972) 364-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2025, the Board of Directors (the “Board”) of Concentra Group Holdings Parent, Inc. (the “Company”) appointed Brigid Bonner and Vipin Gopal as directors of the Company, effective July 1, 2025. Mr. Gopal and Ms. Bonner’s terms will expire at the 2026 and 2027 Annual Meetings of Stockholders of the Company, respectively, at which time Mr. Gopal and Ms. Bonner will stand for election along with the other director nominees standing for election at that meeting. Ms. Bonner and Mr. Gopal will be eligible for compensation as non-employee directors of the Company as described under the heading “Director Compensation” in the Proxy Statement for the 2025 Annual Meeting of Stockholders of the Company filed with the U.S. Securities and Exchange Commission on March 18, 2025. There is no arrangement or understanding between Ms. Bonner or Mr. Gopal, and any other person pursuant to which they were elected as directors of the Company. Ms. Bonner and Mr. Gopal have not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

 Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 and furnished for purposes of Regulation FD is a press release issued by the Company on June 26, 2025, announcing the appointment of Ms. Bonner and Mr. Gopal to the Board of Directors of the Company.

The information in this Item 7.01 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 26, 2025, announcing the appointment of Brigid Bonner and Vipin Gopal to the Board of Directors of Concentra Group Holdings Parent, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA GROUP HOLDINGS PARENT, INC.

Date: June 26, 2025	By:	/s/ Timothy Ryan
Timothy Ryan
Executive Vice President and Chief Legal Counsel